UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

PLUS THERAPUETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Marathon Blvd., Suite 200

Austin, Texas 78756

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (737) 255-7194

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Private Placement

On March 4, 2025, Plus Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with accredited investors, including certain existing stockholders of the Company, identified on the signature page thereto (collectively, the “Purchasers”) for a private placement of securities (the “Private Placement”) for gross proceeds expected at closing of approximately $15.0 million. The Securities Purchase Agreement, provides for the sale and issuance by the Company of an aggregate of 28,042,140 shares (the “Private Placement Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), or, at the election of each Purchaser, prefunded warrants to purchase Common Stock (the “Prefunded Warrants”), exercisable immediately at an exercise price of $0.001 per share (the “Prefunded Warrant Shares”), with each Private Placement Share or Prefunded Warrant accompanied by (i) a Series A common warrant (the “Series A Warrants”) to purchase one share of Common Stock (the “Series A Warrant Shares”), and (ii) one Series B common warrant (the “Series B Warrants”) to purchase one share of Common Stock (the “Series B Warrant Shares,” and together with the Series A Warrant Shares, the “Common Warrant Shares”). The Private Placement Shares, Prefunded Warrants, Prefunded Warrant Shares, Series A Warrants, Series B Warrants, and the Common Warrant Shares are collectively referred to herein as the “Securities.”

The combined purchase price of $0.66 for each Private Placement Share or $0.659 for each Prefunded Warrant in the Private Placement, together with one accompanying Series A Warrant and one accompanying Series B Warrant, represents the applicable “Minimum Price” in accordance with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”).

The initial exercise price of each Series A Warrant issued in the Private Placement is $1.32 per share of Common Stock. The Series A Warrants are exercisable only following stockholder approval and expire five (5) years thereafter. The number of securities issuable under the Series A Warrant is subject to adjustment as described in more detail in the Series A Warrant. The Series A Warrant exercise price and the related number of shares of Common Stock issuable upon exercise are subject to a “reset” provision upon certain events and are subject to anti-dilution protection upon any subsequent transaction at a fixed price lower than the warrant exercise price then in effect, as more fully described in the Series A Warrant.

The initial exercise price of each Series B Warrant issued in the Private Placement is $1.98 per share of Common Stock or pursuant to an alternative cashless exercise option. The Series B Warrants are exercisable only following stockholder approval and expire two and one-half (2.5) years thereafter. The Series B Warrant exercise price and the related number of shares of Common Stock issuable upon exercise are subject to a “reset” provision upon certain events, as more fully described in the Series A Warrant, and the Series B Warrant alternative cashless exercise provision provides that the Series B Warrant can be exercised without further payment to the Company and for three times the number of shares of Common Stock then subject to the Series B Warrant.

The Prefunded Warrants will be exercisable from the date of issuance until exercised in full and may not be exercised to the extent that immediately following such exercise, the holder would beneficially own greater than 4.99% (or, at the election of the holder, greater than 9.99%) of the Company’s outstanding Common Stock.

Of the securities issued in the Private Placement, 22,727,270 of the shares of Common Stock, or Prefunded Warrants in lieu thereof, and the accompanying 22,727,270 Series A Warrants and 22,727,270 Series B Warrants, are being issued in consideration of new capital subscriptions, and 5,314,870 of the shares of Common Stock, or Prefunded Warrants in lieu thereof, and the accompanying 5,314,870 Series A Warrants and 5,314,870 Series B Warrants, are being issued in exchange (the “Exchange”) for the cancelation of approximately $3.2 million in aggregate principal amount of outstanding senior convertible promissory notes (the “Exchange Notes”) issued pursuant to that certain Securities Purchase and Exchange Agreement, dated February 13, 2025 (the “SPEA”), by and among the Company and the signatories named therein (the “Investors”).

The closing under the Securities Purchase Agreement is expected to occur on March 4, 2025 (the “Closing Date”), subject to the satisfaction of customary closing conditions. The aggregate gross proceeds at the Closing Date are expected to total approximately $15.0 million, before deducting certain expenses payable by the Company. Pending the closing, the funds received by the Company will be deposited into an escrow account, subject to release only upon confirmation from Nasdaq that the Company has demonstrated compliance for continued listing on the Nasdaq Capital Market at the current time. The Company previously disclosed in its Current Report on Form 8-K filed on November 1, 2024, that the Company was not in compliance with the requirement under Nasdaq Listing Rule 5550(b)(1) to maintain a minimum of $2.5 million in stockholders’ equity (the “Minimum Stockholders’ Equity Requirement”). If the Company does not receive confirmation from Nasdaq by March 31, 2025, that the Company has demonstrated compliance for continued listing on the Nasdaq Capital Market at the current time and will not be delisted, the Private Placement will be terminated, the funds returned to the Purchasers and the Exchange and the Repurchase (as defined below) will be considered void ab initio.

In addition to the stockholder approval of the Series A Warrants and Series B Warrants, the Company has also covenanted to seek if necessary stockholder approval to, among other things, amend the Company’s Certificate of Incorporation, as amended, to increase the authorized share capital of the Company to an amount sufficient to cover the shares of Common Stock issuable upon the exercise of the Series A Warrants and Series B Warrants.

First Amendment to the SPEA

In connection with entering into the Securities Purchase Agreement, the Company entered into that certain First Amendment to the SPEA, dated February 13, 2025, by and among the Company and the Investors (the “First Amendment”). The SPEA included certain limitations and restrictions on the Company’s ability to issue securities and provided the Investors participation rights in future equity and equity-linked offerings of securities, subject to certain limited exceptions (the “Financing Restrictions”). Pursuant to the First Amendment, subject to consummation of the Private Placement, the Company agreed to repurchase from the Investors $3,362,251 in principal amount of the Company’s outstanding senior convertible promissory notes (the “Funding Notes”) and 3,002,009 warrants (the “SPEA Warrants”) issued pursuant to the SPEA for an aggregate purchase price of $4.25 million (the “Repurchase”). In exchange for the repurchase by the Company of the Funding Notes and SPEA Warrants, the Purchasers agreed to consent to the Private Placement and eliminate the Financing Restrictions.

Registration Rights

In connection with the Securities Purchase Agreement, as amended, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as the Closing Date, with the Purchasers, pursuant to which the Company agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) covering the resale of the Private Placement Shares, Prefunded Warrant Shares and Common Warrant Shares (the “Registration Statement”) no later April 4, 2025 (the “Filing Due Date”), and to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than May 5, 2025 (the “Effectiveness Due Date”). In addition, pursuant to the Registration Rights Agreement, the Company is required to use its reasonable best efforts to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), under Rule 144 as promulgated by the SEC under the Securities Act (“Rule 144”), or otherwise shall have ceased to be Registrable Securities.

In the event that (i) the Company fails to file the Registration Statement by the Filing Due Date, (ii) the Company fails to file with the SEC a request for acceleration of the Registration Statement within 5 Trading Days (as such term is defined in the Registration Rights Agreement) of the date that the Company is notified by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, (iii) the Registration Statement is not declared effective on or prior to the Effectiveness Due Date, (iv) after being declared effective, (A) the Registration Statement ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, or (B) the holders are not permitted to utilize the prospectus in the Registration Statement to sell Registrable Securities, other than certain allowed delays, or (v) an allowed delay exceeds beyond the length permitted for an allowed delay, then the Company has agreed (unless the Registrable Securities are freely tradable pursuant to Rule 144) to make payments to each Purchaser as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such holder in the Registrable Securities, subject to a 6% cap in the aggregate as set forth in the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement, Series A Warrant, Series B Warrant, Prefunded Warrant, First Amendment, and Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as exhibits, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Compliance with Nasdaq Equity Listing Requirement

As a result of the Private Placement, the Company believes that it has regained compliance with Nasdaq Listing Rule 5550(b)(1).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the sale and issuance of Securities is incorporated herein by reference into this Item 3.02.

The Company sold the Securities to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder, and corresponding provisions of state securities or “blue sky” laws. The Purchasers represented that they were acquiring the Securities for investment only and not with a view towards the resale or distribution thereof in violation of the Securities Act. Accordingly, the Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that may be deemed “forward-looking statements,” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, related to, including but not limited to, the financing, the total investment amount raised in connection with the Private Placement, the timing of the closing of the Private Placement, the potential exercise of the Prefunded Warrants, Series A Warrants and Series B Warrants and potential gross proceeds generated by the exercise of the Prefunded Warrants, Series A Warrants and Series B Warrants, compliance with Nasdaq Listing Rules, and upcoming developments. All statements in this Current Report other than statements of historical fact are forward-looking statements. We may, in some cases use terms such as “future,” “possible,” “believes,” “potential,” “continue,” “expects,” “plans,” “may,” “could,” or “will,” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team and on information currently available to management that involve risks, potential changes in circumstances, assumptions, and uncertainties. All statements contained in this Current Report other than statements of historical fact are forward-looking statements, including, but not limited to, the timing for the closing of the Private Placement, potential gross proceeds resulting from the financing (including whether funds are released from escrow), potential gross proceeds resulting from the exercises of the Prefunded Warrants and Series A Warrants and Series B Warrants sold and issued in the Private Placement, use of the Private Placement proceeds, and compliance with Nasdaq. Results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: Nasdaq does not provide the required confirmation; the early stage of the Company’s product candidates and therapies; the results of the Company’s research and development activities, including uncertainties relating to the clinical trials of its product candidates and therapies; the Company’s liquidity and capital resources and its ability to raise additional cash; the outcome of the Company’s partnering/licensing efforts, risks associated with laws or regulatory requirements applicable to it, including the ability of the Company to come into compliance with Nasdaq listing requirements; market conditions, product performance, litigation or potential litigation, and competition within the cancer diagnostics and therapeutics field; ability to develop and protect proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; challenges associated with radiotherapeutic manufacturing, production and distribution capabilities necessary to support the Company’s clinical trials and any commercial level product demand; and material security breach or cybersecurity attack affecting the Company’s operations or property. This list of risks, uncertainties, and other factors is not complete. The Company discusses some of these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties, and other factors, including those identified in this Current Report. Accordingly, you should not place undue reliance on the forward-looking statements made in this Current Report, which speak only as of its date. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date they are made unless the Company has an obligation under U.S. federal securities laws to do so.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

4.1	Form of Pre-Funded Warrant

4.2	Form of Series A Warrant

4.3	Form of Series B Warrant

10.1*	Form of Securities Purchase Agreement, dated as of March 4, 2025

10.2	Form of Registration Rights Agreement, dated as of March 4, 2025

10.3	Form of First Amendment to Securities Purchase and Exchange Agreement, dated as of March 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been Omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the Omitted schedules or exhibits upon request by the Securities and Exchange Commission; provided that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUS THERAPEUTICS, INC.

Date: March 4, 2025	By:	/s/ Andrew Sims
	Name:	Andrew Sims
	Title:	Chief Financial Officer